Newday Ocean Health ETF
Schedule of Investments
as of February 29, 2024 (Unaudited)

COMMON STOCKS - 99.7%	Shares	Value
Chemicals - 14.3%
Croda International PLC	2,049	$123,528
DSM-Firmenich AG	1,334	142,915
Ecolab, Inc.	615	138,277
		404,720

Electronics - 3.7%
Badger Meter, Inc.	660	104,735

Engineering & Construction - 12.8%
Acciona SA	952	106,574
Jacobs Solutions, Inc.	899	131,839
Stantec, Inc.	1,521	127,076
		365,489

Environmental Control - 8.5%
Kurita Water Industries Ltd.	2,733	111,186
Tetra Tech, Inc.	736	130,508
		241,694

Food - 11.7%
Austevoll Seafood ASA	9,779	74,270
Grieg Seafood ASA	11,237	68,381
Oceana Group Ltd.	20,062	74,658
The Kroger Co.	2,356	116,882
		334,191

Healthcare - Products - 4.2%
Agilent Technologies, Inc.	881	121,014

Household Products & Wares - 3.8%
Reckitt Benckiser Group PLC	1,736	109,753

Investment Companies - 2.5%
Aker ASA - Class A	1,342	72,549

Machinery - Diversified - 12.9%
Organo Corp.	2,387	122,324
Xylem, Inc.	1,078	136,960
Zurn Elkay Water Solutions Corp.	3,449	109,506
		368,790

Pharmaceuticals - 7.9%
CVS Health Corp.	1,455	108,208
McKesson Corp.	225	117,317
		225,525

Retail - 8.9%
Costco Wholesale Corp.	165	122,742
Walmart, Inc.	2,223	130,290
		253,032

Transportation - 4.3%
Cargotec Oyj - Class B	1,822	123,229

Water - 4.2%
Veolia Environnement SA - ADR	7,770	120,824
TOTAL COMMON STOCKS (Cost $2,700,048)		2,845,545

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
First American Government Obligations Fund - Class X, 5.23%(b)	9,792	9,792
TOTAL SHORT-TERM INVESTMENTS (Cost $9,792)		9,792

TOTAL INVESTMENTS - 100.0% (Cost $2,709,840)		$2,855,337
Other Assets in Excess of Liabilities - 0.0%(c)		284
TOTAL NET ASSETS - 100.0%		$2,855,621

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

AG - Aktiengesellschaft

ASA - Advanced Subscription Agreement

PLC - Public Limited Company

SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of February 29, 2024.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Exposure at February 29, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of February 29, 2024:

Newday Ocean Health ETF

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,845,545	$—	$—	$2,845,545
Money Market Funds	9,792	—	—	9,792
Total Assets	$2,855,337	$—	$—	$2,855,337

Refer to the Schedule of Investments for industry classifications.